Trade and other payables	12 Months Ended
Dec. 31, 2025
Text Block1 [Abstract]
Trade and other payables
26. Trade and other payables

Million US dollar	31 December 2025	31 December 2024

Indirect taxes payable	108	93
Trade payables	671	424
Deferred consideration on acquisitions	21	221
Other payables	69	59
Non-current trade and other payables	869	797

Trade payables and accrued expenses	17 055	16 010
Payroll and social security payables	1 606	1 623
Indirect taxes payable	3 021	2 560
Interest payable	1 369	1 336
Consigned packaging	1 093	1 017
Dividends payable	610	767
Deferred consideration on acquisitions	223	69
Other payables and deferred income	479	422
Current trade and other payables	25 455	23 804
The company has entered into reverse factoring arrangements with suppliers in the amount of 41m US dollar as of 31 December 2025, mostly due to legal requirements (31 December 2024: 41m US dollar). The nature, as well as the terms and conditions of the liabilities that are part of these arrangements do not differ from those of the company’s normal trade payables. As a result, these are presented as part of Trade and other payables in accordance with IAS 1
Presentation of financial statements
.
As of 31 December 2025, deferred consideration on acquisitions is mainly comprised of 0.2 billion US dollar for the put option included in the 2012 shareholders’ agreement between Ambev and E. León Jimenes S.A. (“ELJ”), which may result in Ambev acquiring additional shares in Cervecería Nacional Dominicana S.A. (“CND”) (31 December 2024: 0.2 billion US dollar). See also Note 27
Risk arising from financial instruments
and Note 28
Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other
.